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                                                                    EXHIBIT 23.1


                         Consent of Independent Auditors


         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 29, 2001 (except for paragraph 1 of Note 7, as to which the date is February 23, 2001), in the Registration Statement (Form S-4 No. 333-XXXXX) of Stone Container Corporation dated March 30, 2001.

                                           /s/  Ernst & Young LLP


St. Louis, Missouri
March 26, 2001